Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:
                                 9
Distribution Date:
                          13-Dec-96
Payment Date:
                           16-Dec-96
Collection Period Beginning:
                  01-Nov-96
Collection Period Ending:
                    30-Nov-96
Note and Certificate Accrual Beginning:
         15-Nov-96
Note and Certificate Accrual Ending:
           16-Dec-96

BOND SUMMARY:
Beginning Class A Note Security Balance
                 $523,477,322.44
Beginning Class B Note Security Balance
                 $136,244,640.00
Beginning Certificate Security Balance
                    $25,455,360.00
Beginning Overcollateralization Amount
                   $41,214,904.78
Beginning Class A Adjusted Balance
                  $523,477,322.44
Beginning Class B Adjusted Balance
                  $136,244,640.00
Beginning Certficate  Adjusted Balance
                    $25,455,360.00
Beginning Overcollateralization Amount
                   $41,214,904.78
Ending Class A Note Security Balance
                  $510,250,930.64
Ending Class B Note Security Balance
                  $136,244,640.00
Ending Certificate Security Balance
                    $25,455,360.00
Ending Overcollateralization Amount
                   $41,366,236.49
Ending Class A Adjusted Balance
                   $510,250,930.64
Ending Class B Adjusted Balance
                   $136,244,640.00
Ending Certficate  Adjusted Balance
                    $25,455,360.00
Ending Overcollateralization Amount
                   $41,366,236.49
Class A Note Rate Capped at 13%
                       5.595000%
Class B Note Rate Capped at 15%
                       5.975000%
Certificate Rate Capped at 16%
                         6.375000%
Class A Interest Due
                     $2,522,070.12
Class B Interest Due
                       $700,997.60
Certificate Yield  Due
                       $139,739.32
Class A Interest Paid
                     $2,522,070.12
Class B Interest Paid
                       $700,997.60
Certificate Yield Paid
                       $139,739.32
Class A Unpaid Interest
                             $0.00
Class B Unpaid Interest
                             $0.00
Certificate Unpaid Yield
                             $0.00
Class A Principal Paid
                    $13,226,391.80
Class B Principal Paid
                             $0.00
Certificate Principal Paid
                             $0.00
OC Principal Paid
                             $0.00
Beginning Class A Net Charge-Off
                             $0.00
Beginning Class B Net Charge-Off
                             $0.00
Beginning Certificate Net Charge-Off
                             $0.00
Beginning OC Net Charge-Off
                             $0.00
Reversals Allocated to Class A
                             $0.00
Reversals Allocated to Class B
                             $0.00
Reversals Allocated to Certificates
                             $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                 $151,331.71
 Total Charge-Offs:
                             $0.00
Charge-Offs Allocated to Class A
                             $0.00
Charge-Offs Allocated to Class B
                             $0.00
Charge-Offs Allocated to Certificates
                             $0.00
Charge-Offs Allocated to OC
                             $0.00
Ending Class A Net Charge-Off
                             $0.00
Ending Class B Net Charge-Off
                             $0.00
Ending Certificate Net Charge-Off
                             $0.00
Ending OC Net Charge-Off
                             $0.00
Bond Balance Reconciliation    (should equal $0.00)
                             $0.00

Certificate Balance/Participation Invested Amount (Beginning of
Month)                3.5044%

Designated Certificate / Certificate Security (Balance Beginning of
Month)           1.003168%
Designated Certificate  - Beginning of Month
                      $255,360.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(iii) & (vi)(c))           $0.00
Designated Certificate  - End of Month
                       $255,360.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(i)(c))                  $1,401.82

Designated Certificateholder Accelerated Principal
Payments-Beginning Balance $1,314,904.78
Accelerated Principal Payment (Sec. 3.05 (v))
                       $151,331.71
Payments to Holder of Designated Certificate in respect to Acc.
Prin. (Sec. 3.05 (iv)       $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending Balance  $1,466,236.49

Designated Certificateholder Holdback Amount (Beginning of Month)
          $39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(Sec. 3.05 (iv)    $0.00
Designated Certificateholder Holdback Amount (End of Month)
           $39,900,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
following (vii))       $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
                       $435,618.99